SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) September 5, 2003


                                 ZANETT, INC.
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             (Exact name of registrant as specified in charter)


        Delaware                    0-27068                56-4389547
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(State or other jurisdiction  (Commission File Number)    IRS Employer
   of incorporation)                                    Identification No.)


135 East 57th Street, 15th Floor, New York, NY               10022
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  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code       (212)-980-4600
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        (Former name or former address, if changed since last report).
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
Item 5. Other Events

On September 5, 2003, the company issued a press release announcing the sale of one of its legacy investments, Applied Discovery, to LexisNexis (TM), a member of Reed Elsevier Group plc (NYSE: ENL). A copy of this press release is attached as an exhibit to this Form 8-K.


(c) Exhibits.


Exhibit No.                            Description
-----------      --------------------------------------------------------------
99.1             Press release announcing the sale of Zanett, Inc.'s investment in Applied Discovery to LexisNexis TM, a member of Reed
                 Elsevier Group plc (NYSE. ENL).

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ZANETT, INC.


Date:  September 8, 2003               by:   /s/ Jack M. Rapport
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                                             Name:  Jack M. Rapport
                                             Title: Chief Financial Officer














                              Exhibit Index

Exhibit No.                            Description
-----------      --------------------------------------------------------------
99.1             Press release announcing the sale of Zanett, Inc.'s investment in Applied Discovery to LexisNexis TM, a member of Reed
                 Elsevier Group plc (NYSE. ENL).